                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.2

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1999-1

1.       The total amount distributed during 2003 stated on the basis           Class A  $     15.7036542
         of an original principal amount of $1,000 per Security:

2.       The amount of such distribution allocable to Security                  Class A  $              0
         Principal stated on the basis of an original principal
         amount of $1,000 per Security:

3.       The amount of such distribution allocable to Security                  Class A  $     15.7036542
         Interest stated on the basis of an original principal amount of $1,000 per Security:

4.       The amount of Principal Collections received in the                    Class A  $ 301,120,231.47
         Collection Account during the period from January 1, 2003 to
         December 31, 2003 and allocated in respect of the Class A
         Securities.

5.       The amount of Finance Charge Collections processed during              Class A  $ 134,153,830.05
         the period from January 1, 2003 to December 31, 2003 and
         allocated in respect of the Class A Securities.

6.       The aggregate amount of the:

         Principal Receivables of the Trust                                     $        7,489,568,479.49
         Invested Amount                                                        $          549,450,550.00{1}
         Class A Invested Amount                                                $          500,000,000.00

         Floating Allocation Percentage                                                         7.3362110%{1}
         Class A Floating Allocation Percentage                                                 6.6759520%

         each as of the end of the day on December 31, 2003.

7.       The aggregate outstanding balance of Receivables which are :

                           Current
                           30 Days to 59 Days                                   $        6,605,432,101.84
                           60 Days to 89 Days                                   $          446,565,039.81
                           90 Days and Over                                     $          237,555,424.23
                                                                                $          644,210,274.69
         as of the end of the day on December 31, 2003.

8.       The aggregate Investor Default Amount for the period from              $          112,076,883.78
         January 1, 2003 to December 31, 2003.

9.       The aggregate amount of Class A Investor Charge-Offs from              $                       0
         January 1, 2003 to December 31, 2003.

10.      The amount of the Servicing Fee for the period from January            $           10,989,011.00{1}
         1, 2003 to December 31, 2003.

11.      The Class A Pool Factor as of December 31, 2003:                                       1.0000000

12.      The amount of Redirected Class B Principal Collections for             $                    0.00
         the period from January 1, 2003 to December 31, 2003.

13.      The aggregate amount of funds in the Excess Funding Account            $                    0.00
         and the Pre-Funding Account at December 31, 2003.

14.      Policy Claim Amount for the period from January 1, 2003 to             $                    0.00
         December 31, 2003.

{1} Figure includes all classes of securities for this Series, including those privately held.



                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1999-2

1.       The total amount distributed during 2003 stated on the basis           Class A  $     17.4225431
         of an original principal amount of $1,000 per Security:

2.       The amount of such distribution allocable to Security                  Class A  $              0
         Principal stated on the basis of an original principal
         amount of $1,000 per Security:

3.       The amount of such distribution allocable to Security                  Class A  $     17.4225431
         Interest stated on the basis of an original principal amount of $1,000 per Security:

4.       The amount of Principal Collections received in the                    Class A  $ 301,120,231.47
         Collection Account during the period from January 1, 2003 to
         December 31, 2003 and allocated in respect of the Class A
         Securities.

5.     The amount of Finance Charge Collections processed during the period                  Class A $134,153,830.05
       from January 1, 2003 to December 31, 2003 and allocated in respect of the Class A Securities.

6.     The aggregate amount of the:

       Principal Receivables of the Trust                                                    $ 7,489,568,479.49
       Invested Amount                                                                       $   549,450,550.00{1}
       Class A Invested Amount                                                               $   500,000,000.00

       Floating Allocation Percentage                                                                 7.3362110%{1}
       Class A Floating Allocation Percentage                                                         6.6759520%

       each as of the end of the day on December 31, 2003.

7.     The aggregate outstanding balance of Receivables which are :

                            Current

                            30 Days to 59 Days                                               $ 6,605,432,101.84
                            60 Days to 89 Days                                               $   446,565,039.81
                            90 Days and Over                                                 $   237,555,424.23
                                                                                             $   644,210,274.69

       as of the end of the day on December 31, 2003.

8.     The aggregate Investor Default Amount for the period from January 1, 2003             $   112,076,883.78
        to December 31, 2003.

9.     The aggregate amount of Class A Investor Charge-Offs for the period from              $                0
       January 1, 2003 to December 31, 2003.

10.    The amount of the Servicing Fee for the period from January 1, 2003 to                $    10,989,011.00{1}
       December 31, 2003.

11.    The Class A Pool Factor as of December 31, 2003:                                      1.0000000

12.    The amount of Redirected Class B Principal Collections for the period                 $ 0.00
       from January 1, 2003 to December 31, 2003.

13.    The aggregate amount of funds in the Excess Funding Account and the                   $ 0.00
       Pre-Funding Account at December 31, 2003.

14.    Policy Claim Amount for the period from January 1, 2003 to December 31, 2003.         $ 0.00

{1} Figure includes all classes of securities for this Series, including those privately held.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 1999-3

1.     The total amount distributed during 2003 stated on the basis of an original           Class A $16.4114319
       principal amount of $1,000 per Security:

2.     The amount of such distribution allocable to Security Principal stated on the basis   Class A $0
        of an original principal amount of $1,000 per Security:

3.     The amount of such distribution allocable to Security Interest stated on the basis    Class A $ 16.4114319
       of an original principal amount of $1,000 per Security:

4.     The amount of Principal Collections received in the Collection Account during the     Class A $ 180,672,138.88
       period from January 1, 2003 to December 31, 2003 and allocated in respect of the
       Class A Securities:

5.     The amount of Finance Charge Collections processed during the period from             Class A $ 80,492,297.97
       January 1, 2003 to December 31, 2003 and allocated in respect of the Class
       A Securities.

6.     The aggregate amount of the:

       Principal Receivables of the Trust                                                    $ 7,489,568,479.49
       Invested Amount                                                                       $   329,670,330.00{1}
       Class A Invested Amount                                                               $   300,000,000.00

       Floating Allocation Percentage                                                                 4.4017266%{1}
       Class A Floating Allocation Percentage                                                         4.0055712%

       each as of the end of the day on December 31, 2003.

7.     The aggregate outstanding balance of Receivables which are :

                              Current
                              30 Days to 59 Days                                             $ 6,605,432,101.84
                              60 Days to 89 Days                                             $   446,565,039.81
                              90 Days and Over                                               $   237,555,424.23
                                                                                             $   644,210,274.69

       as of the end of the day on December 31, 2003.

8.     The aggregate Investor Default Amount for the period from January 1, 2003 to          $ 67,246,130.27
       December 31, 2003.

9.     The aggregate amount of Class A Investor Charge-Offs for the period from              $ 0
       January 1, 2003 to December 31, 2003.

10.    The amount of the Servicing Fee for the period from January 1, 2003 to                $ 6,593,406.60{1}
       December 31, 2003.

11.    The Class A Pool Factor as of December 31, 2003:                                      1.0000000

12.    The amount of Redirected Class B Principal Collections for the period from            $ 0.00
       January 1, 2003 to December 31, 2003.

13.    The aggregate amount of funds in the Excess Funding Account and the Pre-Funding       $ 0.00
       Account at December 31, 2003.

14.    Policy Claim Amount for the period from January 1, 2003 to December 31, 2003.         $ 0.00

{1} Figure includes all classes of securities for this Series, including those privately held.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2000-1

1.     The total amount distributed during 2003 stated on the basis of an original           Class A $ 15.1980986
       principal amount of $1,000 per Security:                                              Class B $ 19.0403209

2.     The amount of such distribution allocable to Security Principal stated on the         Class A $ 0
       basis of an original principal amount of $1,000 per Security:                         Class B $ 0

3.     The amount of such distribution allocable to Security Interest stated on the basis    Class A $ 15.1980986
       of an original principal amount of $1,000 per Security:                               Class B $ 19.0403209

4.     The amount of Principal Collections received in the Collection Account during the     Class A $ 269,511,038.54
       period from January 1, 2003 to December 31, 2003 and allocated in respect of the      Class B $  40,925,852.90
       Class A Securities and the Class B Securities, respectively:
                                                                                                     ----------------
                                                                                                     $ 310,436,891.44

5.     The amount of Finance Charge Collections processed during the period from             Class A $ 120,071,434.15
       January 1, 2003 to December 31, 2003 and allocated in respect of the Class A          Class B $  18,233,115.38
       Securities and the Class B Securities, respectively:
                                                                                                     ----------------
                                                                                                     $ 138,304,549.45

6.     The aggregate amount of the:

       Principal Receivables of the Trust                                                    $ 7,489,568,479.49
       Invested Amount                                                                       $   662,983,425.00{1}
       Class A Invested Amount                                                               $   447,514,000.00
       Class B Invested Amount                                                               $    67,956,000.00

       Floating Allocation Percentage                                                                 8.8520911%{1}
       Class A Floating Allocation Percentage                                                         5.9751640%
       Class B Floating Allocation Percentage                                                         0.9073420%

       Each as of the end of the day on December 31, 2003.

7.     The aggregate outstanding balance of Receivables which are :

                                    Current
                                    30 Days to 59 Days                                       $ 6,605,432,101.84
                                    60 Days to 89 Days                                       $   446,565,039.81
                                    90 Days and Over                                         $   237,555,424.23
                                                                                             $   644,210,274.69

       as of the end of the day on December 31, 2003.

8.     The aggregate Investor Default Amount for the period from January 1, 2003 to          $ 135,235,311.48
       December 31, 2003.

9.     The aggregate amount of Class A Investor Charge-Offs and Class B Investor             Class A $ 0
       Charge-Offs for the period from January 1, 2003 to December 31, 2003.                 Class B $ 0

10.    The amount of the Servicing Fee for the period from January 1, 2003 to                $ 13,259,668.50
       December 31, 2003.

11.    The Class A Pool Factor as of December 31, 2003:                                      1.0000000

12.    The amount of Redirected Class B Principal Collections for the period from            $ 0.00
       January 1, 2003 to December 31, 2003.

13.    The aggregate amount of funds in the Excess Funding Account and the Pre-Funding       $ 0.00
       Account at December 31, 2003.

{1} Figure includes all classes of securities for this Series, including those privately held.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2000-3

1.     The total amount distributed during 2003 stated on the basis of an original           Class A $ 14.7936542
       principal amount of $1,000 per Security:                                              Class B $ 19.0403207

2.     The amount of such distribution allocable to Security Principal stated on the basis   Class A $ 0
        of an original principal amount of $1,000 per Security:                              Class B $ 0

3.     The amount of such distribution allocable to Security Interest stated on the basis    Class A $ 14.7936542
       of an original principal amount of $1,000 per Security:                               Class B $ 19.0403207

4.     The amount of Principal Collections received in the Collection Account during the     Class A $ 224,592,331.37
       period from January 1, 2003 to December 31, 2003 and allocated in respect of the      Class B $  39,927,338.21
       Class A Securities and the Class B Securities, respectively:
                                                                                                     ----------------
                                                                                                     $ 264,519,669.58

5.     The amount of Finance Charge Collections processed during the period from             Class A $ 100,059,439.10
       January 1, 2003 to December 31, 2003 and allocated in respect of the Class A          Class B $  17,788,261.26
       Securities and the Class B Securities, respectively:
                                                                                                     ----------------
                                                                                                     $ 117,847,700.36
6.     The aggregate amount of the:

       Principal Receivables of the Trust                                                    $ 7,489,568,479.49
       Invested Amount                                                                       $   552,486,188.00{1}
       Class A Invested Amount                                                               $   372,928,000.00
       Class B Invested Amount                                                               $    66,298,000.00

       Floating Allocation Percentage                                                                 7.3767426%{1}
       Class A Floating Allocation Percentage                                                         4.9792989%
       Class B Floating Allocation Percentage                                                         0.8852045%

       each as of the end of the day on December 31, 2003.

7.     The aggregate outstanding balance of Receivables which are :

                              Current
                              30 Days to 59 Days                                             $ 6,605,432,101.84
                              60 Days to 89 Days                                             $   446,565,039.81
                              90 Days and Over                                               $   237,555,424.23
                                                                                             $   644,210,274.69

       as of the end of the day on December 31, 2003.

8.     The aggregate Investor Default Amount for the period from January 1, 2003 to          $   112,696,093.00
       December 31, 2003.

9.     The aggregate amount of Class A Investor Charge-Offs and Class B Investor             Class A $ 0
       Charge-Offs for the period from January 1, 2003 to December 31, 2003.                 Class B $ 0

10.    The amount of the Servicing Fee for the period from January 1, 2003 to                $ 11,049,723.76
       December 31, 2003.

11.    The Class A Pool Factor as of December 31, 2003:                                      1.0000000

12.    The amount of Redirected Class B Principal Collections for the period from            $ 0.00
       January 1, 2003 to December 31, 2003.

13.    The aggregate amount of funds in the Excess Funding Account and the Pre-Funding       $ 0.00
       Account at December 31, 2003.

{1} Figure includes all classes of securities for this Series, including those privately held.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2001-1

1.     The total amount distributed during 2003 stated on the basis of an original           Class A $ 14.3892097
       principal amount of $1,000 per Security:                                              Class B $ 20.2536540

2.     The amount of such distribution allocable to Security Principal stated on the basis   Class A $ 0
       of an original principal amount of $1,000 per Security:                               Class B $ 0

3.     The amount of such distribution allocable to Security Interest stated on the basis    Class A $ 14.3892097
       of an original principal amount of $1,000 per Security:                               Class B $ 20.2536540

4.     The amount of Principal Collections received in the Collection Account during the     Class A $ 190,256,643.66
       period from January 1, 2003 to December 31, 2003 and allocated in respect of the      Class B $  33,823,440.49
       Class A Securities and the Class B Securities, respectively:
                                                                                                     ----------------
                                                                                                     $ 224,080,084.15

5.     The amount of Finance Charge Collections processed during the period from             Class A $  86,638,159.44
       January 1, 2003 to December 31, 2003 and allocated in respect of the Class A          Class B $  15,402,356.49
       Securities and the Class B Securities, respectively:
                                                                                                     ----------------
                                                                                                     $ 102,040,515.93

6.     The aggregate amount of the:

       Principal Receivables of the Trust                                                    $ 7,489,568,479.49
       Invested Amount                                                                       $   610,000,000.00{1}
       Class A Invested Amount                                                               $   454,972,000.00
       Class B Invested Amount                                                               $    80,884,000.00

       Floating Allocation Percentage                                                                  0%{1}
       Class A Floating Allocation Percentage                                                          0%
       Class B Floating Allocation Percentage                                                          0%

       each as of the end of the day on December 31, 2003.

7.     The aggregate outstanding balance of Receivables which are :

                                    Current
                                    30 Days to 59 Days                                       $ 6,605,432,101.84
                                    60 Days to 89 Days                                       $   446,565,039.81
                                    90 Days and Over                                         $   237,555,424.23
                                                                                             $   644,210,274.69

       as of the end of the day on December 31, 2003.

8.     The aggregate Investor Default Amount for the period from January 1, 2003 to          $ 99,362,623.41
       December 31, 2003.

9.     The aggregate amount of Class A Investor Charge-Offs and Class B Investor             Class A $ 0
       Charge-Offs for the period from January 1, 2003 to December 31, 2003.                 Class B $ 0

10.    The amount of the Servicing Fee for the period from January 1, 2003 to                $ 9,528,797.39
       December 31, 2003.

11.    The Class A Pool Factor as of December 31, 2003:                                      1.0000000

12.    The amount of Redirected Class B Principal Collections for the period from            $ 0.00
       January 1, 2003 to December 31, 2003.

13.    The aggregate amount of funds in the Excess Funding Account and the Pre-Funding       $ 0.00
       Account at December 31, 2003.

{1} Figure includes all invested Amounts outstanding as of December 31, 2003 and Series 2001-1 was defeased on September 16, 2003 and therefore no longer has an Allocation Percentage.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2001-2

1.     The total amount distributed during 2003 stated on the basis of an original           Class A $ 15.4003208
       principal amount of $1,000 per Security:                                              Class B $ 23.0847654

2.     The amount of such distribution allocable to Security Principal stated on the         Class A $ 0
       basis of an original principal amount of $1,000 per Security:                         Class B $ 0


3.     The amount of such distribution allocable to Security Interest stated on the          Class A $ 15.4003208
       basis of an original principal amount of $1,000 per Security:                         Class B $ 23.0847654

4.     The amount of Principal Collections received in the Collection Account during the     Class A $ 336,888,497.05
period from January 1, 2003 to December 31, 2003 and allocated in respect of the             Class B $  59,891,609.56
Class A Securities and the Class B Securities, respectively:
                                                                                                     ----------------
                                                                                                     $ 396,780,106.61

5.     The amount of Finance Charge Collections processed during the period from             Class A $ 150,089,158.67
       January 1, 2003 to December 31, 2003 and allocated in respect of the Class A          Class B $  26,682,660.22
       Securities and the Class B Securities, respectively:
                                                                                                     ----------------
                                                                                                     $ 176,771,818.89

6.     The aggregate amount of the:

       Principal Receivables of the Trust                                                    $ 7,489,568,479.49
       Invested Amount                                                                       $   828,729,282.00{1}
       Class A Invested Amount                                                               $   559,392,000.00
       Class B Invested Amount                                                               $    99,448,000.00

       Floating Allocation Percentage                                                                11.0651139%{1}
       Class A Floating Allocation Percentage                                                         7.4689483%
       Class B Floating Allocation Percentage                                                         1.3278202%

       each as of the end of the day on December 31, 2003.

7.     The aggregate outstanding balance of Receivables which are :

                                    Current
                                    30 Days to 59 Days                                       $ 6,605,432,101.84
                                    60 Days to 89 Days                                       $   446,565,039.81
                                    90 Days and Over                                         $   237,555,424.23
                                                                                             $   644,210,274.69

       as of the end of the day on December 31, 2003.

8.     The aggregate Investor Default Amount for the period from January 1, 2003 to          $ 169,044,139.50
        December 31, 2003.

9.     The aggregate amount of Class A Investor Charge-Offs and Class B Investor             Class A $ 0
       Charge-Offs for the period from January 1, 2003 to December 31, 2003.                 Class B $ 0

10.    The amount of the Servicing Fee for the period from January 1, 2003 to                $ 16,574,585.64
       December 31, 2003.

11.    The Class A Pool Factor as of December 31, 2003:                                      1.0000000

12.    The amount of Redirected Class B Principal Collections for the period from            $ 0.00
       January 1, 2003 to December 31, 2003.

13.    The aggregate amount of funds in the Excess Funding Account and the                   $ 0.00
       Pre-Funding Account at December 31, 2003.

{1} Figure includes all classes of securities for this Series, including those privately held.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2001-3

1.     The total amount distributed during 2003 stated on the basis of an original           Class A $ 14.4903208
       principal amount of $1,000 per Security:                                              Class B $ 21.2647652

2.     The amount of such distribution allocable to Security Principal stated on the         Class A $ 0
       basis of an original principal amount of $1,000 per Security:                         Class B $ 0

3.     The amount of such distribution allocable to Security Interest stated on the          Class A $ 14.4903208
       basis of an original principal amount of $1,000 per Security:                         Class B $ 21.2647652

4.     The amount of Principal Collections received in the Collection Account during         Class A $ 291,970,392.12
       the period from January 1, 2003 to December 31, 2003 and allocated in respect of      Class B $  51,905,901.02
       the Class A Securities and the Class B Securities, respectively:                              ----------------
                                                                                                     $ 343,876,293.14

5.     The amount of Finance Charge Collections processed during the period from             Class A $ 130,077,431.77
       January 1, 2003 to December 31, 2003 and allocated in respect of the Class            Class B $  23,124,900.58
       A Securities and the Class B Securities, respectively:
                                                                                                     ----------------
                                                                                                     $ 153,202,332.35

6.     The aggregate amount of the:

       Principal Receivables of the Trust                                                    $ 7,489,568,479.49
       Invested Amount                                                                       $   718,232,044.00{1}
       Class A Invested Amount                                                               $   484,807,000.00
       Class B Invested Amount                                                               $    86,188,000.00

       Floating Allocation Percentage                                                                 9.5897654%{1}
       Class A Floating Allocation Percentage                                                         6.4730966%
       Class B Floating Allocation Percentage                                                         1.1507739%

       each as of the end of the day on December 31, 2003.

7.     The aggregate outstanding balance of Receivables which are :

                                    Current
                                    30 Days to 59 Days                                       $ 6,605,432,101.84
                                    60 Days to 89 Days                                       $   446,565,039.81
                                    90 Days and Over                                         $   237,555,424.23
                                                                                             $   644,210,274.69

       as of the end of the day on December 31, 2003.

8.     The aggregate Investor Default Amount for the period from January 1, 2003 to          $ 146,504,920.82
        December 31, 2003.

9.     The aggregate amount of Class A Investor Charge-Offs and Class B Investor             Class A $ 0
       Charge-Offs for the period from January 1, 2003 to December 31, 2003.                 Class B $ 0

10.    The amount of the Servicing Fee for the period from January 1, 2003 to                $ 14,364,640.88
       December 31, 2003.

11.    The Class A Pool Factor as of December 31, 2003:                                      1.0000000

12.    The amount of Redirected Class B Principal Collections for the period from            $  0.00
       January 1, 2003 to December 31, 2003.

13.    The aggregate amount of funds in the Excess Funding Account and the Pre-Funding       $ 0.00
       Account at December 31, 2003.

{1} Figure includes all classes of securities for this Series, including those privately held.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2001-4

1.     The total amount distributed during 2003 stated on the basis of an original           Class A $     15.7036542
        principal amount of $1,000 per Security:                                             Class B $     26.3203207

2.     The amount of such distribution allocable to Security Principal stated on the         Class A $              0
        basis of an original principal amount of $1,000 per Security:                        Class B $              0

3.     The amount of such distribution allocable to Security Interest stated on the          Class A $     15.7036542
       basis of an original principal amount of $1,000 per Security:                         Class B $     26.3203207

4.     The amount of Principal Collections received in the Collection Account during the     Class A $ 224,592,331.37
       period from January 1, 2003 to December 31, 2003 and allocated in respect of the      Class B $  39,927,338.21
       Class A Securities and the Class B Securities, respectively:                                  ----------------
                                                                                                     $ 264,519,669.58

5.     The amount of Finance Charge Collections processed during the period from             Class A $ 100,059,439.10
       January 1, 2003 to December 31, 2003 and allocated in respect of the Class A          Class B $  17,788,261.26
       Securities and the Class B Securities, respectively:                                          ----------------
                                                                                                     $ 117,847,700.36

6.     The aggregate amount of the:

       Principal Receivables of the Trust                                                    $ 7,489,568,479.49
       Invested Amount                                                                       $   552,486,188.00{1}
       Class A Invested Amount                                                               $   372,928,000.00
       Class B Invested Amount                                                               $    66,298,000.00

       Floating Allocation Percentage                                                                 7.3767426%{1}
       Class A Floating Allocation Percentage                                                         4.9792989%
       Class B Floating Allocation Percentage                                                         0.8852045%

       each as of the end of the day on December 31, 2003.

7.     The aggregate outstanding balance of Receivables which are :

                          Current
                          30 Days to 59 Days                                                 $ 6,605,432,101.84
                          60 Days to 89 Days                                                 $   446,565,039.81
                          90 Days and Over                                                   $   237,555,424.23
                                                                                             $   644,210,274.69

       as of the end of the day on December 31, 2003.

8.     The aggregate Investor Default Amount for the period from January 1, 2003 to          $ 112,696,093.00
       December 31, 2003.

9.     The aggregate amount of Class A Investor Charge-Offs and Class B Investor             Class A $ 0
       Charge-Offs for the period from January 1, 2003 to December 31, 2003.                 Class B $ 0

10.    The amount of the Servicing Fee for the period from January 1, 2003 to                $ 11,049,723.76
        December 31, 2003.

11.    The Class A Pool Factor as of December 31, 2003:                                      1.0000000

12.    The amount of Redirected Class B Principal Collections for the period from            $ 0.00
       January 1, 2003 to December 31, 2003.

13.    The aggregate amount of funds in the Excess Funding Account and the                   $ 0.00
       Pre-Funding Account at December 31, 2003.

{1} Figure includes all classes of securities for all/this Series, including those privately held.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2002-3

1.     The total amount distributed during 2003 stated on the basis of an original           Class A $ 15.1980986
       principal amount of $1,000 per Security:

2.     The amount of such distribution allocable to Security Principal stated on the         Class A $ 0
       basis of an original principal amount of $1,000 per Security:

3.     The amount of such distribution allocable to Security Interest stated on the          Class A $ 15.1980986
       basis of an original principal amount of $1,000 per Security:

4.     The amount of Principal Collections received in the Collection Account during         Class A $ 542,016,416.65
       the period from January 1, 2003 to December 31, 2003 and allocated in respect of the Class A Securities:

5.     The amount of Finance Charge Collections processed during the period from             Class A $ 241,476,894.06
       January 1, 2003 to December 31, 2003 and allocated in respect of the Class
       A Securities:

6.     The aggregate amount of the:

       Principal Receivables of the Trust                                                    $ 7,489,568,479.49
       Invested Amount                                                                       $   994,475,138.00{1}
       Class A Invested Amount                                                               $   900,000,000.00

       Floating Allocation Percentage                                                                13.2781367%{1}
       Class A Floating Allocation Percentage                                                        12.0167137%

       each as of the end of the day on December 31, 2003.

7.     The aggregate outstanding balance of Receivables which are :

                                    Current
                                    30 Days to 59 Days                                       $ 6,605,432,101.84
                                    60 Days to 89 Days                                       $   446,565,039.81
                                    90 Days and Over                                         $   237,555,424.23
                                                                                             $   644,210,274.69

       as of the end of the day on December 31, 2003.

8.     The aggregate Investor Default Amount for the period from January 1, 2003 to          $ 202,852,967.32
        December 31, 2003.

9.     The aggregate amount of Class A Investor Charge-Offs for the period from              $ 0
       January 1, 2003 to December 31, 2003.

10.    The amount of the Servicing Fee for the period from January 1, 2003 to                $ 19,889,502.76
       December 31, 2003.

11.    The Class A Pool Factor as of December 31, 2003:                                      1.0000000

12.    The amount of Redirected Class B Principal Collections for the period from            $ 0.00
       January 1, 2003 to December 31, 2003.

13.    The aggregate amount of funds in the Excess Funding Account and the                   $ 0.00
       Pre-Funding Account at December 31, 2003.

{1} Figure includes all classes of securities for this Series, including those privately held.

                     SUPPLEMENTARY METRIS MASTER TRUST DATA
                                  SERIES 2002-4

1.     The total amount distributed during 2003 stated on the basis of an original           Class A $ 16.0069875
        principal amount of $1,000 per Security:

2.     The amount of such distribution allocable to Security Principal stated on the         Class A $ 0
       basis of an original principal amount of $1,000 per Security:

3.     The amount of such distribution allocable to Security Interest stated on the basis    Class A $ 16.0069875
       of an original principal amount of $1,000 per Security:

4.     The amount of Principal Collections received in the Collection Account during the     Class A $ 361,344,277.77
       period from January 1, 2003 to December 31, 2003 and allocated in respect of the
       Class A Securities:

5.     The amount of Finance Charge Collections processed during the period from             Class A $ 160,984,596.14
       January 1, 2003 to December 31, 2003 and allocated in respect of the Class A
       Securities:

6.     The aggregate amount of the:

       Principal Receivables of the Trust                                                    $ 7,489,568,479.49
       Invested Amount                                                                       $   662,983,425.00{1}
       Class A Invested Amount                                                               $   600,000,000.00

       Floating Allocation Percentage                                                                 8.8520911%{1}
       Class A Floating Allocation Percentage                                                         8.0111425%

       Each as of the end of the day on December 31, 2003.

7.     The aggregate outstanding balance of Receivables which are :

                                    Current
                                    30 Days to 59 Days                                       $ 6,605,432,101.84
                                    60 Days to 89 Days                                       $   446,565,039.81
                                    90 Days and Over                                         $   237,555,424.23
                                                                                             $   644,210,274.69

       as of the end of the day on December 31, 2003.

8.     The aggregate Investor Default Amount for the period from January 1, 2003 to          $ 135,235,311.48
        December 31, 2003.

9.     The aggregate amount of Class A Investor Charge-Offs for the period from              $ 0
       January 1, 2003 to December 31, 2003.

10.    The amount of the Servicing Fee for the period from January 1, 2003 to                $ 13,259,668.50
       December 31, 2003.

11.    The Class A Pool Factor as of December 31, 2003:                                      1.0000000

12.    The amount of Redirected Class B Principal Collections for the period from            $ 0.00
       January 1, 2003 to December 31, 2003.

13.    The aggregate amount of funds in the Excess Funding Account and the Pre-Funding       $ 0.00
        Account at December 31, 2003.

{1} Figure includes all classes of securities for this Series, including those privately held.